Number                                                        Shares

   _____________                                                _____________
                                                              See Reverse for
   Common Stock                                           Certain Definitions
   ($.001 Par Value Per Share)

               [Logo]     NATIONAL RESEARCH CORPORATION
                         INCORPORATED UNDER THE LAWS OF     CUSIP 637372 10 3
                             THE STATE OF WISCONSIN


        THIS CERTIFIES that

   is the owner of

        FULLY PAID SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF
                          NATIONAL RESEARCH CORPORATION

             The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by such holder's duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

             IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

   Dated


    /s/ Patrick E. Beans                          /s/ Michael D. Hays
        Secretary                       President and Chief Executive Officer

                                [Corporate Seal]

   Countersigned and Registered:

        Firstar Trust Company
        Transfer Agent and Registrar

   By:
        Authorized Signature

                          NATIONAL RESEARCH CORPORATION

             The shares represented by this Certificate may be subject to certain relative rights, preferences and limitations. The Corporation will furnish to any shareholder upon request in writing and without charge a summary of the designations, relative rights, preferences and limitations of the shares of each class of stock of the Corporation authorized to be issued, and the variations in rights, preferences and limitations determined for the shares of each series, and the authority of the Board of Directors of the Corporation to determine variations for future series.

             The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants               UNIF GIFT MIN ACT______
    in common                                           (Cust)
                                       Custodian_______
   TEN ENT - as tenants                         (Minor)
    by the entireties
   JT TEN - as joint                  Under Uniform Gift to Minors
    tenants with right                     Act   _______
    of survivorship and                          (State)
    not as tenants in common
   COM PROP - as community            UNIF TRF MIN ACT______ Custodian (until
    property                                          (Cust)
                                      age __) _______
                                              (Minor)
                                      Under Uniform Transfers to Minors
                                      Act   _______
                                            (State)

     Additional abbreviations may also be used though not in the above list.

   For Value Received, _________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


   __________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
   ASSIGNEE)

   __________________________________________________________________________
   ______________________________________________________ Shares of the
   common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________
   Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


   Dated_________________________          ______________________________

   SIGNATURE(S) GUARANTEED                 ______________________________


   By______________________________
      The signature(s) should be           NOTICE:   The signature(s) to this
      guaranteed by an eligible                      assignment must
      guarantor institution (banks,                  correspond with the
      stockbrokers, savings and loan                 name(s) as written upon
      associations and credit unions                 the face of the
      with membership in an approved                 Certificate in every
      medallion signature guarantee                  particular, without
      program), pursuant to SEC Rule                 alteration or
      17Ad-15.                                       enlargement or any
                                                     change whatever.